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                                                                    EXHIBIT 99.1

                                                 [PROXIM WIRELESS NETWORKS LOGO]



CONTACT
Ben Gibson
Vice President, Corporate Marketing
Proxim Corporation
(408) 542-5200

Michael Angel
Chief Financial Officer
Proxim Corporation
(408) 542-5200

               PROXIM CORPORATION COMPLETES FIRST PHASE OF CAPITAL
                      STRUCTURE SIMPLIFICATION TRANSACTION

     - STRATEGIC INVESTORS EXCHANGE $49 MILLION SECURED PROMISSORY NOTES FOR SERIES B CONVERTIBLE PREFERRED STOCK

     -    RECEIVES $10 MILLION IN CASH PROCEEDS FROM BRIDGE LOAN

SUNNYVALE, Calif., August 2, 2004 -- Proxim Corporation (NASDAQ: PROX), a global leader in wireless networking equipment for Wi-Fi and broadband wireless, today announced that its strategic investors Warburg Pincus and BCP Capital have exchanged $49 million of the secured convertible promissory notes, including accrued but unpaid interest, into shares of Proxim's Series B convertible preferred stock, in accordance with the existing terms and conditions of the secured promissory notes. The exchange relieves the Company from the need to retire the notes at their September 30, 2004 maturity date.

Proxim also announced that it has received $10 million in cash proceeds from the close of the convertible bridge loan financing with Warburg Pincus and BCP Capital, as announced as part of Proxim's capital structure simplification plan on Tuesday, July 27, 2004. Proxim will use the capital infusion from the bridge loan to help expand its market presence and accelerate development efforts in key market areas, including WiMAX and Wi-Fi, and for general working capital purposes.

Pursuant to the terms of the agreements announced July 27, 2004, the exchange of the secured promissory notes to Series B convertible preferred stock will be followed, upon shareholder approval, by an exchange of all Series A preferred stock, all Series B preferred stock and all warrants held by Warburg Pincus and BCP Capital into 164 million shares of Proxim's common stock, and $40 million mandatorily-redeemable Series C preferred stock. This new long-term security is not required to be repaid in cash until it is due on July 30, 2012, except in the event of a change in control or liquidation. Further, it is not convertible into common stock or any other equity security at any time.

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The $10 million convertible bridge loan will bear interest at 15 percent per annum from the date of issuance and becomes due on June 30, 2005. Pursuant to the terms of the securities purchase agreement announced last week, the convertible bridge loan will be exchanged for common stock if, prior to June 30, 2005, Proxim closes a financing transaction with gross proceeds to the company of $20 million or more through a sale of its common stock and/or warrants to purchase its common stock. Pursuant to the terms of the securities purchase agreement, any such exchange of the bridge loan will be at the same price and upon the same terms and conditions offered to other investors in the common stock financing transaction.

"We are very pleased with the quick completion of the exchange of the $49 million debt into Series B preferred stock and the receipt of the cash proceeds from the close of the $10 million bridge loan," said Frank Plastina, Chairman and Chief Executive Officer at Proxim. "Together, these two events have significantly improved our near term liquidity and reduced our short-term debt. These are major steps towards simplifying Proxim's capital structure, as well as increasing our cash position to support our pursuit of market opportunities both in WiMAX and Wi-Fi."

ABOUT PROXIM
Proxim Corporation is a global leader in wireless networking equipment for Wi-Fi and broadband wireless networks. The company is providing its enterprise and service provider customers with wireless solutions for the mobile enterprise, security and surveillance, last mile access, voice and data backhaul, public hot spots, and metropolitan area networks. This press release and more information about Proxim can be found on the Web at www.proxim.com.

SAFE HARBOR
This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning shareholder approval of the proposed exchange of preferred stock and warrants for common stock and Proxim's Series C preferred stock; Proxim's simplified capital structure and prospects for further financing; Proxim's ability to pursue high-growth WiMAX and Wi-Fi wireless networking market opportunities and other strategic opportunities and market potential; and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to: the risk associated with closing the contemplated transactions; the risk that shareholders may not approve the exchange transaction described herein; the risk that the bridge loan may be called by the holders in the event the shareholders do not approve the exchange transaction; the risk that a qualified financing transaction as described herein may not occur and that the bridge loan will not be exchanged for common stock; the risk that the market for Proxim's products will not grow as anticipated or that Proxim will not be able to take advantage of market opportunities due to competition, product performance, product pricing, product supply or other issues and other risks and uncertainties associated with Proxim's business. For additional information regarding risks relating to Proxim's business, see Proxim

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Corporation's Form 10-K for the year ended December 31, 2003, Form 10-Q for the quarter ended April 2, 2004, and Current Reports on Form 8-K and other relevant materials filed by Proxim with the SEC.

FURTHER INFORMATION
Proxim will be filing a proxy statement with the SEC that will be mailed to Proxim's stockholders. Investors and security holders of Proxim are urged to read the proxy statement when it is available because it will contain important information about Proxim, the capital structure simplification transactions and related matters. The proxy statement will solicit proxies in connection with a special meeting at which Proxim's stockholders will be asked to approve the surrender by Proxim's strategic investors of their Series A convertible preferred stock, their Series B convertible preferred stock and their common stock warrants in exchange for common stock and Series C preferred stock. Investors and security holders will be able to obtain free copies of these documents through the web site maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov. In addition to the proxy statement, Proxim files annual, quarterly, and special reports, proxy statements, and other information with the Securities and Exchange Commission. You may read and copy any reports, statements, and other information filed by Proxim at the Commission's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the Commission's other public reference rooms in New York, New York and Chicago, Illinois. Please call the Commission at 800/SEC-0330 for further information on public reference rooms. Proxim's filings with the Commission are also available to the public from commercial document-retrieval services and the website maintained by the Commission at http://www.sec.gov. The proxy statement and these other documents may also be obtained free from Proxim.

Proxim and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Proxim in favor of the approval of the surrender by Proxim's strategic investors of their Series A convertible preferred stock, their Series B convertible preferred stock and their common stock warrants in exchange for common stock and Series C preferred stock. The directors and executive officers of Proxim and their beneficial ownership of Proxim common stock are set forth in Proxim's annual report filed March 15, 2004 on Form 10-K. Holders of Proxim stock may obtain additional information regarding the interests of the foregoing individuals in the capital structure simplification transactions by reading the proxy statement concerning Proxim's anticipated special meeting of stockholders when it becomes available.